Supplement dated October 11, 2024
to the following initial summary prospectus(es):
Nationwide Destination Future, Nationwide Destination Future NY and Nationwide Destination Freedom+ Variable Annuity dated May 1, 2024
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.
Effective on or about December 4, 2024, the following underlying mutual funds are no longer available to receive transfers or new purchase payments.
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Morgan Stanley Variable Insurance Fund, Inc. – Global Infrastructure Portfolio: Class II
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Morgan Stanley Variable Insurance Fund, Inc. – Global Real Estate Portfolio: Class II
2.
The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. approved to liquidate the Morgan Stanley Variable Insurance Fund, Inc. - Global Infrastructure Portfolio: Class II and the Morgan Stanley Variable Insurance Fund, Inc. - Global Real Estate Portfolio: Class II (the "Liquidating Funds"). The liquidation is expected to occur on or about December 6, 2024 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Funds may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Funds will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Liquidating Funds will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class II.
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After the Liquidation Date, any and all references to the Liquidating Funds are deleted.
ISP-0806